FORM 8-K
                                 CURRENT REPORT
    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
                                October 14, 1999
                Date of Report (Date of earliest event reported)

                              Unique Mobility, Inc.
             (Exact name of registrant as specified in its charter)

                                     1-10869
                            (Commission file number)

         Colorado                                         84-0579156
(State or other jurisdiction                            (IRS Employer
      of incorporation)                               Identification No.)

                  425 Corporate Circle, Golden, Colorado 80401
                    (Address of principal executive offices)


                                 (303) 278-2002
              (Registrant's telephone number, including area code)



ITEM 5.  OTHER EVENTS

On October 14, 1999, Unique Mobility, Inc. ("Unique") released the press release attached hereto as Exhibit 99.1.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

     c.  Exhibits

Exhibit No.        Description
99.1               Press Release

                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             Unique Mobility, Inc.,  Registrant
October 15, 1999
                                             /s/ Donald A. French
                                             Donald A. French, Treasurer
                                             (Principal Financial and Accounting
                                             Officer)